UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2020

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

Item 7.01Regulation FD Disclosure.

On May 5, 2020, School Specialty, Inc. (the “Company”), determined that it would deregister the Company’s common stock, $0.001 par value (the “Common Stock”), under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the Common Stock is held by less than 300 holders of record.  The Company currently anticipates that, on May 8, 2020, it will file with the Securities and Exchange Commission a Form 15 to deregister its Common Stock under Section 12(g) of the Exchange Act, which will result in the suspension of the Company’s reporting obligations under Section 15(d) of the Exchange Act.

The Company is taking this step in order not only to reduce legal, accounting and administrative costs associated with being a reporting company, but also to facilitate on-going negotiations with its senior secured lenders regarding a potential transaction that, if successful, would provide additional capital resources for the continued operation of its businesses, restructure the Company’s indebtedness, and likely result in the senior secured lenders obtaining control of the Company or all or substantially all of its assets.  As previously disclosed, we expect those negotiations will result in the Common Stock having little or no value.  The Company has further concluded that based on the various transaction structures being considered with its senior secured lenders, the Company would be required to deregister the Common Stock.

This information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Further, the information in this Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: May 8, 2020	By: /s/ Kevin L. Baehler
Kevin L. Baehler Executive Vice President and Chief Financial Officer